LIQUIDITY AND CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2022
Liquidity and Capital Management [Abstract]
LIQUIDITY AND CAPITAL MANAGEMENT	LIQUIDITY AND CAPITAL MANAGEMENT
The capital of the partnership’s business consists of debt obligations, capital securities, preferred stock and equity. The partnership’s objective when managing this capital is to maintain an appropriate balance between holding a sufficient amount of equity capital to support its operations and reducing its weighted average cost of capital to improve its return on equity. As at December 31, 2022, capital totaled $103 billion (December 31, 2021 - $100 billion).

The partnership attempts to maintain a level of liquidity to ensure it is able to participate in investment opportunities as they arise and to better withstand sudden adverse changes in economic circumstances. The partnership’s primary sources of liquidity include cash, undrawn committed credit facilities, construction facilities, cash flow from operating activities and access to public and private capital markets. In addition, the partnership structures its affairs to facilitate monetization of longer-duration assets through financings and co-investor participations.

The partnership seeks to increase income from its existing properties by maintaining quality standards for its properties that promote high occupancy rates and support increases in rental rates while reducing tenant turnover and related costs, and by controlling operating expenses. Consequently, the partnership believes its revenue, along with proceeds from financing activities and divestitures, will continue to provide the necessary funds to cover its short-term liquidity needs. However, material changes in the factors described above may adversely affect the partnership’s net cash flows.

The partnership’s principal liquidity needs for the current year and for periods beyond include:

•Recurring expenses;
•Debt service requirements;
•Distributions to preferred equity unitholders;
•Distributions to unitholders;
•Capital expenditures deemed mandatory, including tenant improvements;
•Development costs not covered under construction loans;
•Investing activities which could include:
◦Fulfilling the partnership’s capital commitments to various funds;
◦Discretionary capital expenditures;
◦Property acquisitions; and
◦Future development.

Most of the partnership’s borrowings are in the form of long-term asset-specific financings with recourse only to the specific assets. Limiting recourse to specific assets ensures that poor performance within one area does not compromise the partnership’s ability to finance the balance of its operations.

In addition, the partnership may, from time to time, issue equity instruments, including, but not limited to, LP Units, preferred equity and Redeemable/Exchangeable Partnership Units, to the public in private placements in certain circumstances to provide financing for significant transactions.

The partnership’s operating subsidiaries are subject to limited covenants in respect of their corporate debt and are in full compliance with all such covenants at December 31, 2022. The partnership’s operating subsidiaries are also in compliance with all covenants and other capital requirements related to regulatory or contractual obligations of material consequence to the partnership. The partnership generally believes that it will be able to either extend the maturity date, repay, or refinance the debt that is scheduled to mature in 2023 to 2024, however, approximately 2% of its debt obligations represent non-recourse mortgages where the partnership has suspended contractual payment, and is currently engaging in modification or restructuring discussions with the respective creditors. The partnership is generally seeking relief given the circumstances resulting from the current economic slowdown, and may or may not be successful with these negotiations. If the partnership is unsuccessful, it is possible that certain properties securing these loans could be transferred to the lenders.

The partnership’s strategy is to satisfy its liquidity needs in respect of the partnership using the partnership’s cash on hand, cash flows generated from operating activities and provided by financing activities, as well as proceeds from asset sales, primarily held in the LP Investments segment. The operating subsidiaries of the partnership also generate liquidity by accessing capital markets on an opportunistic basis.

The partnership’s principal liquidity needs for periods beyond the next year are for scheduled debt maturities, distributions, recurring and non-recurring capital expenditures, development costs, potential property acquisitions, capital contributions to operating subsidiaries impacted by the shutdown and the partnership’s capital commitments to various funds. The partnership plans to meet these needs with one or more of: cash flows from operations; construction loans; creation of new funds; proceeds from sales of assets; proceeds from sale of non-controlling interests in subsidiaries and properties; and credit facilities and refinancing opportunities.

The table below presents the partnership’s contractual obligations as of December 31, 2022:

(US$ Millions)		Payments due by period
Dec. 31, 2022	Total	< 1 Year	1 Year	2 Years	3 Years	4 Years	> 5 Years
Debt obligations(1)	$58,864	$19,777	$13,486	$7,906	$4,189	$7,991	$5,515
Capital securities	2,833	600	575	172	555	—	931
Lease obligations	3,790	51	48	48	48	48	3,547
Commitments(2)	345	275	68	2	—	—	—

Interest expense(3):
Debt obligations	8,872	3,072	1,932	1,329	982	657	900
Capital securities	1,169	152	154	118	109	73	563
Interest rate swaps	(75)	(16)	(16)	(15)	(13)	(15)	—
(1)Debt obligations gross of deferred financing costs of $302 million.
(2)Primarily consists of construction commitments on commercial developments.
(3)Represents aggregate interest expense expected to be paid over the term of the obligations. Variable interest rate payments have been calculated based on current rates.